CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED AS [***].

Exhibit 10.6

AMENDMENT NO. 4 TO

PURCHASE AGREEMENT — SERVICES PHASE 4 # CW1882970

BETWEEN

INTEL CORPORATION AND IMPINJ, INC.

For valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge Intel Corporation (“Intel”) and Impinj, Inc. (“Impinj”) hereby amend the above referenced Purchase Agreement — Services Phase 2 dated on or about December 23, 2009 # CW1882970 (the “Agreement”) as set forth hereafter.

1.	EFFECTIVE/EXPIRATION DATE

The Effective Date of this amendment (Amendment”) shall be December 11th, 2012.

The new Expiration Date of the Agreement shall be December 31, 2013.

2.	DEFINITIONS

Unless provided otherwise in this Amendment, each term appearing in this Amendment shall have the same meaning as given in the Agreement.

The term “Service(s)” shall be expanded to include the work to be performed as set forth in Addenda “E” and “F” including any deliverables set forth in Addendum D resulting from such Services.

3.	AMENDMENTS

By executing this Amendment, Intel and Impinj are amending the Agreement to:

Include Addenda E & F (Hannegan1 [***] Development & Services Support) of the Agreement which are attached hereto and incorporated herein by this reference.

4.	LEGAL EFFECT ON AGREEMENT

As amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall take precedence.

INTEL CORPORATION		IMPINJ, INC.

BY:	/s/ Shahrokh Shahidzadeh	BY:	/s/ Scott Medford
NAME:	Shahrokh Shahidzadeh	NAME:	Scott Medford
TITLE:	Sr Principal Technologist	TITLE:	Senior Vice President of Sales
DATE:	12/10/2012	DATE:	April 25, 2013

ADDENDUM E

Hannegan1 [***] Development Services

Statement of Work for Purchase Agreement — Services:

1.	Project Goal

This project has one goal:

Provide OEM and ISV support for [***] Hannegan [***] products by [***] to Intel and provide related development kits/support

2.	Services. Impinj will provide the following [***] & Services support

A)	Device Driver and API support:

[***]

[***]

[***]

Impinj may use a subcontractor to develop the [***] identified above.

B)	[***] Development Kit and onsite training support:

[***] one full day worth of customer support (onsite support)

3.	Roles and Responsibilities

The project team shall comprise personnel from Intel and Impinj.

Intel shall:

•	Assign a project lead to provide project guidance and responses to Impinj’s questions and who has the authority to accept Impinj deliverables

•	To the extent Intel deems necessary or desirable, assign engineering resources on a full or part-time basis and provide the name of Intel’s engineering lead at SOW signing

•	Travel to Impinj facilities as necessary or desirable for engineering meetings and reviewing contract deliverables

Impinj shall:

•	Assign a project lead acceptable to Intel who shall have the authority to execute all deliverable commitments

•	Assign engineering resources on a full or part-time basis and provide the name of Impinj’s engineering lead at SOW signing

•	Travel to Intel or Intel customers’ facilities as necessary for engineering meetings and review of deliverables

4.	Definitions:

Acceptance Criteria: Objective acceptance criteria, agreed to in writing by both Intel and Impinj, for deliverables under this SOW.

5.	Project Scope and Intellectual Property

Impinj will provide the deliverables under this Addendum “as is” and without warranty of any kind, and Impinj disclaims any implied warranties. Each party’s liability under this Addendum will be limited to the total amount of fees paid or payable by Intel as set forth in Section 7 below, and neither party will have any liability for incidental or consequential damages under this

Addendum. Notwithstanding the foregoing, this Section regarding limitation of liability shall not apply to claims or damages arising from death or personal injury or tangible property damage, from any breaches of obligations of confidentiality, or payments to third parties under the indemnity with respect to hazardous materials.

The parties agree that all Project IP under this Addendum are [***] (and not [***]).

Notwithstanding anything contrary in Section 9.B.(1), The [***] delivered shall be confidential information of Impinj and provided to Intel under a [***] separately provided and agreed to.

6.	Project Management

The project managers are:

For Intel:	For Impinj:
Shahrokh Shahidzadeh	Todd Humes
Intel Corporation	Impinj, Inc.
MS JF1-41	701 North 34th Street
2111 NE 25th Avenue	Suite 300
Hillsboro, OR 97124	Seattle, WA 98103

7.	Project Milestones, Deliverables and scheduled payment

The project milestones shall be as defined below.

Services
	Milestone	Date	Deliverables	Acceptance Criteria	Payment Upon Milestone Completion
1	[***]	[***]	[***]	WHQL	[***]
2	[***]	[***]	[***]	WHQL	[***]
3	[***]	[***]	[***]	Delivery	[***]
4	[***]	[***]	[***]	Customer Training Requirement Met (no additional travel exp paid by Intel)	[***]

*	To be agreed upon as condition to delivery.

ADDENDUM F

Hannegan1 [***] OEM and ISV Support Services

Statement of Work for Purchase Agreement — Services:

1.	Project Goal

This project has one goal:

Provide OEM and ISV support for [***] Hannegan [***] products by providing professional services directly to Intel-identified OEM’s and ISV’s.

2.

OEM and ISV support: Intel and/or its OEM/OEM/ISV partners (under the direction of the Intel) with professional services for its [***] (“Services”). Upon request of Intel, Impinj will provide up to [***] of such Services on a quarterly basis. Impinj can provide the following services as requested by Intel on a case-by-case basis: [***]. Intel agrees that any/all Services provided are to be used only with the [***].

Payment of the quarterly fee of [***] for Services entitles Intel to require Impinj to perform [***] of Services in such quarter. The quarterly fee is payable as detailed below. Intel will pay Impinj the [***] quarterly fee even if it requested less than [***] in a quarter and any unused hours at the end of a quarter shall not be creditable against future quarters.

3.

Term. The term of this Addendum shall commence on the date of contract signing and continue in full force and effect until four (4) quarters after Impinj begins providing the Services hereunder, unless earlier terminated.

4.	The project team shall comprise personnel from Intel and Impinj.

Intel shall:

•	Assign a project lead to provide project guidance and responses to Impinj’s questions and who has the authority to accept Impinj deliverables

•	To the extent Intel deems necessary or desirable, assign engineering resources on a full or part-time basis and provide the name of Intel’s engineering lead at SOW signing

•	Travel to Impinj facilities as necessary or desirable for engineering meetings and reviewing contract deliverables

Impinj shall:

•	Assign a project lead acceptable to Intel who shall have the authority to execute all deliverable commitments

•	Assign engineering resources on a full or part-time basis and provide the name of Impinj’s engineering lead at SoW signing

•	Travel to Intel or Intel customers’ facilities as necessary for engineering meetings and review of deliverables

5.	Definitions:

Acceptance Criteria: Objective acceptance criteria, agreed to in writing by both Intel and Impinj, for deliverables under this Addendum.

Project Scope and Intellectual Property

Impinj will provide the deliverables under this Addendum “as is” and without warranty of any kind, and Impinj disclaims any implied warranties. Each party’s liability under this Addendum will be limited to the total amount of fees paid or payable by Intel as set forth below, and neither party will have any liability for incidental or consequential damages under this Addendum.

Notwithstanding the foregoing, this Section regarding limitation of liability shall not apply to claims or damages arising from death or personal injury or tangible property damage, from any breaches of obligations of confidentiality, or payments to third parties under the indemnity with respect to hazardous materials.

The parties agree that all Project IP under this Addendum are [***] (and not [***]).

7.	Project Management

The project managers are:

For Intel:	For Impinj:
Shahrokh Shahidzadeh	Todd Humes
Intel Corporation	Impinj, Inc.
MS JF1-41	701 North 34th Street
2111 NE 25th Avenue	Suite 300
Hillsboro, OR 97124	Seattle, WA 98103

8.	Project Milestones, Deliverables and scheduled payment

The project milestones shall be as defined below.

Services
	Milestone	Date	Deliverables	Acceptance Criteria	Payment Upon Milestone Completion
1	Contract Signing	2012-12-13	Contract signing		[***]
2	[***]	[***]	[***]	Performance of up to [***] hours of quarterly support	[***]
3	[***]	[***]	[***]	Performance of up to [***] hours of quarterly support	[***]
4	[***]	[***]	[***]	Performance of up to [***] hours of quarterly support	[***]
5	[***]	[***]	[***]	Performance of up to [***] hours of quarterly support	[***]

*	Agreed hours in excess of [***] are payable in arrears as detailed above and are in addition to the stated fee.